Exhibit 99.1



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                                       P R I C E S  R E F L E C T E D  A R E
                                       I N D I C A T I V E  O N L Y  A N D
                                       A R E  S U B J E C T  T O  C H A N G E
                                       W I T H O U T  N O T I C E



                            SBMS VII Series 1996-LB2

                        Term Sheet Dated October 2, 1996
                               SUBJECT TO REVISION

           $289,605,000 Fixed Rate Asset Backed Certificates (+/- 5%)

                    Long Beach Mortgage Company, as Servicer

                            SBMS VII, Inc., as Issuer

                                  MBIA Guaranty

THE OFFERED CERTIFICATES REPRESENT FRACTIONAL UNDIVIDED INTERESTS IN THE SBMS VII TRUST (THE TRUST) AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE SERVICER. NEITHER THE OFFERED CERTIFICATES NOR THE UNDERLYING ASSETS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY.



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                                       P R I C E S  R E F L E C T E D  A R E
                                       I N D I C A T I V E  O N L Y  A N D
                                       A R E  S U B J E C T  T O  C H A N G E
                                       W I T H O U T  N O T I C E



THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE SERIES 1996-LB2 OFFERED CERTIFICATES; HOWEVER, THIS TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION WITH RESPECT TO THE OFFERING OF THE 1996-LB2 OFFERED CERTIFICATES. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE SERIES 1996-LB2 OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.



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                                       P R I C E S  R E F L E C T E D  A R E
                                       I N D I C A T I V E  O N L Y  A N D
                                       A R E  S U B J E C T  T O  C H A N G E
                                       W I T H O U T  N O T I C E



SBMS VII Series 1996-LB2


$36,206,000        Class A-1 Fixed Rate Asset Backed Certificates paying 6.65%.

$17,863,000        Class A-2 Fixed Rate Asset Backed Certificates paying 6.50%.

$80,930,000        Class A-3 Fixed Rate Asset Backed Certificates paying 6.75%.

$10,444,000        Class A-4 Fixed Rate Asset Backed Certificates paying 6.90%.

$54,989,000        Class A-5 Fixed Rate Asset Backed Certificates paying 7.05%.

$21,141,000        Class A-6 Fixed Rate Asset Backed Certificates paying 7.20%.

$27,332,000        Class A-7 Fixed Rate Asset Backed Certificates paying 7.40%.

$36,044,000        Class A-8 Fixed Rate Asset Backed Certificates paying 7.65%.




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                                       P R I C E S  R E F L E C T E D  A R E
                                       I N D I C A T I V E  O N L Y  A N D
                                       A R E  S U B J E C T  T O  C H A N G E
                                       W I T H O U T  N O T I C E



All Offered Certificates are Aaa/AAA rated by Moodys/Standard & Poors.

All Offered Certificates are Publicly offered, SMMEA and ERISA eligible.

Subs, PO & IO not available at this time.

Transaction Timing and Overview


Structure:                                    REMIC/Senior/Sub w/MBIA Guaranty

Expected Pricing Date:                        October _, 1996

Collateral Cut-off Date:                      October 1, 1996

Expected Closing Date:                        October [25], 1996

First Payment Date:                           November 25, 1996

Settlement:                                   DTC / Same Day Funds

Accrued Interest:                             Settles with Accrued from Nov. 1

Sole Manager:                                 Salomon Brothers Inc




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                                       P R I C E S  R E F L E C T E D  A R E
                                       I N D I C A T I V E  O N L Y  A N D
                                       A R E  S U B J E C T  T O  C H A N G E
                                       W I T H O U T  N O T I C E



         For Further Information
         Finance:                           Susan Woodbury (212-783-5659)
         Debt Syndicate:                    Paul Young (212-783-3727)
         Yield Book:                        SAL96.LB2



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                                       P R I C E S  R E F L E C T E D  A R E
                                       I N D I C A T I V E  O N L Y  A N D
                                       A R E  S U B J E C T  T O  C H A N G E
                                       W I T H O U T  N O T I C E



       Computational Materials:           Bloomberg:  SBOF[space] HOME [go]
                                                        (spell out HOME)
       Collateral:                        Bruce Rose/David Nagle (212-783-3656)


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                                       P R I C E S  R E F L E C T E D  A R E
                                       I N D I C A T I V E  O N L Y  A N D
                                       A R E  S U B J E C T  T O  C H A N G E
                                       W I T H O U T  N O T I C E



SBMS VII, SERIES 1996-LB2

                                   Class A-1              Class A-2               Class A-3                   Class A-4

Approx. Principal Amount           $36,206,000            $17,863,000             $80,930,000                 $10,444,000
Pass-Through Rate                  6.65%                  6.50%                   6.75%                       6.90%
Relative Size                      11.9%                  5.9%                    26.5%                       3.4%
Expected Ratings (Mdys/S&P)        Aaa/AAA                Aaa/AAA                 Aaa/AAA                     Aaa/AAA
Credit Enhancement                 100% MBIA Guar.        100% MBIA Guar.         100% MBIA Guar. 6.25%       100% MBIA Guar.
                                   6.25% Sub.             6.25% Sub.              Sub.                        6.25% Sub.
Pricing Prepayment Speed(1)        100% model             100% model              100% model                  100% model
Optional Clean Up Call             10% call               10% call                10% call                    10% call
Weighted Average Life              0.5 years              1.0 years               1.95 years                  3.0 years
Principal Pmt. Begins              Month 1                Month 10                Month 14                    Month 34
Principal Pmt. Ends                Month 10               Month 14                Month 34                    Month 38
Length of Payment Window           10 Months              5 Months                21 Months                   5 Months
Final Maturity Date                7/97                   11/97                   7/99                        11/99
Legal Final Payment Date           October 25, 2026       October 25, 2026        October 25, 2026            October 25, 2026
Payment Frequency                  Monthly                Monthly                 Monthly                     Monthly
Payment Date                       25th                   25th                    25th                        25th
Delay Days                         54 days                54 days                 54 days                     54 days
First Coupon Payment Date          November 25            November 25             November 25                 November 25
Accrued Interest                   From Oct. 1            From Oct. 1             From Oct. 1                 From Oct. 1
Fixed/Floating                     Fixed                  Fixed                   Fixed                       Fixed
Day Count                          30/360                 30/360                  30/360                      30/360
ERISA Eligible                     Yes                    Yes                     Yes                         Yes
SMMEA Eligible                     Yes                    Yes                     Yes                         Yes
Tax Structure                      REMIC                  REMIC                   REMIC                       REMIC


(1) A 100% Prepayment Model assumes that prepayments start at 5% CPR in Month 1, building to 20% CPR in Month 12 and remain at 20% CPR thereafter on seasonally adjusted basis.





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                                       P R I C E S  R E F L E C T E D  A R E
                                       I N D I C A T I V E  O N L Y  A N D
                                       A R E  S U B J E C T  T O  C H A N G E
                                       W I T H O U T  N O T I C E



SBMS VII, SERIES 1996-LB2
CONTINUED

                                   Class A-5                Class A-6                   Class A-7              Class A-8

Approx. Principal Amount           $54,989,000              $21,141,000                 $27,332,000            36,044.000
Pass-Through Rate                  7.05%                    7.20%                       7.40%                  7.65%
Relative Size                      18.0%                    6.90%                       9.0%                   11.8%
Expected Ratings (Mdys/S&P)        Aaa/AAA                  Aaa/AAA                     Aaa/AAA                Aaa/AAA
Credit Enhancement                 100% MBIA GUAR.          100% MBIA GUAR.             100% MBIA Guar.        100% MBIA Guar.
                                   6.25% Sub.               6.25% Sub.                  6.25% Sub.             6.25% Sub.
Pricing Prepayment Speed(1)        100% model               100% model                  100% model             100% model
Optional Clean Up Call             10% call                 10% call                    10% call               10% call
Weighted Average Life              4.0 years                5.5 years                   7.0 years              9.7 years
Principal Pmt. Begins              Month 38                 Month 60                    Month 73               Month 98
Principal Pmt. Ends                Month 60                 Month 73                    Month 98               Month 122
Length of Payment Window           23 Months                14 Months                   26 Months              25 Months
Final Maturity Date                9/01                     10/02                       11/04                  12/06
Legal Final Payment Date           October 25, 2026         October 25, 2026            October 25, 2026       October 25, 2026
Payment Frequency                  Monthly                  Monthly                     Monthly                Monthly
Payment Date                       25th                     25th                        25th                   25th
Delay Days                         54 days                  54 days                     54 days                54 days
First Coupon Payment Date          November 25              November 25                 November 26            November 26
Accrued Interest                   From Oct. 1              From Oct. 1                 From Oct. 1            From Oct. 1
Fixed/Floating                     Fixed                    Fixed                       Fixed                  Fixed
Day Count                          30/360                   30/360                      30/360                 30/360
ERISA Eligible                     Yes                      Yes                         Yes                    Yes
SMMEA Eligible                     Yes                      Yes                         Yes                    Yes
Tax Structure                      REMIC                    REMIC                       REMIC                  REMIC



(1) A 100% Prepayment Model assumes that prepayments start at 5% CPR in Month 1, building to 20% CPR in Month 12 and remain at 20% CPR thereafter on seasonally adjusted basis.

                                       P R I C E S  R E F L E C T E D  A R E
                                       I N D I C A T I V E  O N L Y  A N D
                                       A R E  S U B J E C T  T O  C H A N G E
                                       W I T H O U T  N O T I C E



Credit Enhancement

Subordinate Classes: There will be approximately 6.25% of Subordinate Classes beneath the Offered Certificates which will absorb losses starting with the lowest rated class (NR) and moving up to the highest rated class (BBB). The 6.25% Subordination creates a BBB rating level, which is then wrapped by MBIA and brought to a AAA rating. All of the Subordinate Classes will be locked out from principal prepayments for 5 years. In the event that the principal balance of the Subordinate Classes has been reduced to zero, MBIA will absorb all further losses. The size of the Subordinate Classes is preliminary and is subject to the Rating Agencies' and the MBIA's due diligence. The Subordinate classes and IO are not offered for sale at this time. [Call Bruce Rose/David Nagle for details on Subs and IO]





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                                       P R I C E S  R E F L E C T E D  A R E
                                       I N D I C A T I V E  O N L Y  A N D
                                       A R E  S U B J E C T  T O  C H A N G E
                                       W I T H O U T  N O T I C E




Guaranty: The Offered Certificates will have the benefit of a 100% MBIA guarantee of principal and interest. MBIA's claims-paying ability is rated Aaa/AAA by Moodys/S&P.

Monthly Advances: To protect investors from payment delays due to borrower delinquencies, the Servicer is required to make monthly advances to cover these delinquencies.

Compensating Interest: The Servicer is required to pay compensating interest to the extent of its servicing fees to cover prepayment interest shortfalls due to partial and full prepayments by borrowers.






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                                       P R I C E S  R E F L E C T E D  A R E
                                       I N D I C A T I V E  O N L Y  A N D
                                       A R E  S U B J E C T  T O  C H A N G E
                                       W I T H O U T  N O T I C E



Structural Details

Offered Certificates: The Offered Certificates will be publicly offered, SMMEA and ERISA eligible, and be rated AAA by both Standard & Poor's and Moody's. The transaction will be a shifting interest Senior/Subordinate structure with a MBIA guaranty. The Offered Certificates, consisting of seven sequential classes, will pay principal and interest on the 25th of each month.

Principal Payments: Generally, monthly principal payments on the Offered Certificates will be the pro rata share of scheduled principal, and for the first 5 years, all principal prepayments collected on the underlying Mortgage Loans. After the first 5 years there will be a shifting of prepayments from the Offered Certificates to the Subordinate Classes.

Interest Payments: Interest payments for any class of Certificate will be at the related pass- through rate stated above calculated on a 30/360 basis.





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                                       P R I C E S  R E F L E C T E D  A R E
                                       I N D I C A T I V E  O N L Y  A N D
                                       A R E  S U B J E C T  T O  C H A N G E
                                       W I T H O U T  N O T I C E



Losses: Generally, any losses on the underlying Mortgage Loans will be absorbed first, by the Subordinate Classes, starting with the lowest rated class (NR) up to the highest rated class (BBB) and then, if and when the Subordinate Class principal balance has been reduced to zero, MBIA will absorb all further losses.

Call Provision: The deal may be called by the Servicer/MBIA when the current balance of all of the Mortgage Loans is equal to or less than 10% of its original balance. In that event of a call, the Offered Certificates will be redeemed at par plus accrued interest. In the event that the deal is eligible to be called but is not called, there will be a step-up in coupon of 50 bps.
on the Class A-8 Bond.

Step-Up in Coupon on A-8 Bond: In the event that the deal is eligible to be called but is not called [See Call Provision], there will be a step-up in coupon of 50 bps. on the A-8 Bond.

Prepayment Assumptions: The Offered Certificates will be priced assuming a prepayment vector (PPV) starting at 5.00% CPR in month one increasing _________________ remaining at 20% CPR for the remaining life of the collateral.

Fees: Servicing            50 bps
         MBIA              15 bps
         Other Fees        1 bp
         Total Fees        66 bps





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                                       P R I C E S  R E F L E C T E D  A R E
                                       I N D I C A T I V E  O N L Y  A N D
                                       A R E  S U B J E C T  T O  C H A N G E
                                       W I T H O U T  N O T I C E



Servicer
Long Beach Mortgage Company, with principal executive offices located at 1100 Town and Country Road, Orange, California, was incorporated in June 1994 and is approved as a seller/servicer for FNMA and FHIMC and as a nonsupervised mortgagee by HUD. On October 7, 1994, Long Beach succeeded to the mortgage banking business formerly conducted by Long Beach Bank, F.S.B, a federally chartered savings bank.

The principal business of Long Beach is originating, purchasing, selling and servicing residential real estate loans secured by single-family and multifamily properties. At 6/30/95, Long Beach had 112 offices, consisting of 41 loan origination centers in California and 71 loan origination centers located throughout the United States.

Long Beach originates single-family and multifamily real estate loans through referrals from mortgage brokerage companies and through its network of offices and loan origination centers.

The following table sets forth Long Beach's delinquency and loss experience at the dates indicated on its servicing portfolio of mortgage loans originated under Long Beach Programs - the majority of such loans are adjustable rate loans.




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                                       P R I C E S  R E F L E C T E D  A R E
                                       I N D I C A T I V E  O N L Y  A N D
                                       A R E  S U B J E C T  T O  C H A N G E
                                       W I T H O U T  N O T I C E


                                                          12/31/93            12/31/94         12/31/95         6/30/96
Total Outstanding Balance ($ millions)                    $1,949              $2,423           $2,406           $2,517

Delinquencies (% of outstanding balance)
31-60 days                                                0.67%               0.69%            1.35%            1.39%
61-90 days                                                0.67%               0.75%            0.88%            1.02%
91 +                                                      3.11%               2.89%            3.92%            4.22%
Total Delinquencies                                       4.46%               4.33%            6.15%            6.62%
Foreclosures Pending
  (% of outstanding balance) *                            3.31%               3.22%            4.28%            4.47%
Net Gains/(Losses)
  (% of outstanding balance)                              -0.69%              -1.02%           -1.01%           -0.61%



* Foreclosures pending are included in the delinquencies above.